                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 1998

STRATEGIC BOND AND U.S. GOVERNMENT SECURITIES TRUSTS - PORTFOLIO MANAGER CHANGES

      Steven Guterman who had been jointly responsible together with Roger Lavan for the day-to-day management of the Strategic Bond and U.S. Government Securities Trusts is no longer managing these portfolios. Roger Lavan continues to manage these portfolios and continues to be assisted in the management of the Strategic Bond Trust by Peter Wilby and David Scott.

GROWTH TRUST - PORTFOLIO MANAGER CHANGES

      Edward F. Keely who has been the lead portfolio manager for the Growth Trust no longer manages this portfolio. Scott A. Chapman, CFA and Thomas M. Arrington, CFA have been appointed as co-portfolio managers.

      Scott A. Chapman. Scott A. Chapman, Vice President of Investments at Founders, is a Chartered Financial Analyst who joined Founders in December 1998 as co-lead portfolio manager for the Growth Trust and the Founders Growth Fund. Prior to joining Founders, Scott Chapman was a vice president and director of growth strategy (1993-1998) and a securities research analyst (1991-1993) for HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation. A graduate of Santa Clara University, Mr. Chapman received an MBA from Golden Gate University.

      Thomas M. Arrington. Thomas M. Arrington, Vice President of Investments at Founders, is a Chartered Financial Analyst who joined Founders in December 1998 as co-lead portfolio manager for the Growth Trust and the Founders Growth Fund. Prior to joining Founders, he was a vice president and director of income equity strategy (1994-1998), a securities research analyst (1991-1994), and a business administration manager (1990-1991) for HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation. A graduate of the University of California, Los Angeles, Mr. Arrington received an MBA from San Francisco State University.

REORGANIZATION AND RECAPITALIZATION OF OECHSLE INTERNATIONAL ADVISORS, L.P.

      On October 8, 1998, Oechsle International Advisors, L.P. ("Oechsle International"), the subadviser to the Global Government Bond portfolio, reorganized and recapitalized with Oechsle International Advisors, LLC ("Oechsle LLC") becoming the successor to Oechsle International (the "Transaction").

      Oechsle International was a Delaware limited partnership. Its sole general partner was Oechsle Group, L.P., a Delaware limited partnership ("Group LP"). Walter Oechsle, as Managing General Partner of Group LP, was the chief executive officer of Oechsle International and Group LP. In addition to Mr. Oechsle, the following persons were general partners of Group LP: S. Dewey Keesler, Jr., L. Sean Roche, Stephen P. Langer, Steven H. Schaefer, Warren Walker and Andrew S. Parlin.

      Dresdner Asset Management (U.S.A.) Corporation ("DAMCO") owned a majority limited partnership interest in Oechsle International. DAMCO is a wholly-owned subsidiary of Dresdner Bank AG.

      Certain Ownership Changes Affected by the Transaction

      As part of the Transaction, Oechsle International was reorganized into Oechsle LLC, which now conducts the business that Oechsle International conducted prior to that time. Also as part of the Transaction, (1) the seven general partners of Group LP approximately doubled their current collective ownership interest in Oechsle LLC and (2) Dresdner Bank AG sold the stock of DAMCO to Fleet Financial Group, Inc. ("Fleet"), which now holds approximately a 35% (on a fully diluted basis) non-voting interest in Oechsle LLC. As a result, Dresdner Bank AG no longer holds any interest in Oechsle LLC.

      Structure Following the Transaction

      Oechsle LLC is a Delaware limited liability company. Its Member Manager is Oechsle Group, LLC, a Delaware limited liability company ("Group LLC") which owns approximately a 44% (on a fully diluted basis) interest in Oechsle LLC. The seven current general partners of Group LP will collectively own approximately a 89% interest in Group LLC. The management, policies and control of Oechsle LLC are vested exclusively in Group LLC. Day-to-day management of Oechsle LLC will be exercised by the Management Committee of Group LLC which will consist of Messrs. Keesler, Roche, Langer, Walker and Parlin. The address of Group LLC is One International Place, Boston, Massachusetts 02110.

   As a result of the Transaction, Oechsle LLC has entered into a new subadvisory agreement with Manufacturers Securities Services, LLC, the adviser to the Trust. The Board of Trustees of the Trust approved the new subadvisory agreement at a meeting held on June 29, 1998. Pursuant to an order the Trust has received from the Securities and Exchange Commission, shareholder approval of the new subadvisory agreement is not required. The Transaction has not resulted in any change in the portfolio managers for the Global Government Bond portfolio nor has there been any material change in the investment personnel servicing this portfolio. The Transaction has also not resulted in any change in the rate of advisory or subadvisory fee for the Global Government Bond portfolio.

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE") AND ROWE PRICE-FLEMING INTERNATIONAL, INC. ("PRICE-FLEMING") SUBADVISED PORTFOLIOS - INVESTMENT IN THE
T. ROWE PRICE RESERVE INVESTMENT FUND

      The portfolios of the Trust subadvised by T. Rowe Price (the Science & Technology, the Blue Chip Growth, and the Equity-Income portfolios) and Price-Fleming (the International Stock portfolio) each may invest cash reserves in the T. Rowe Price Reserve Investment Fund, a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. The T. Rowe Price Reserve Investment Fund operates under an Exemptive Order issued by the Securities and Exchange Commission which grants relief from certain provisions of the 1940 Act regarding registered investment companies investing in other investment companies. Under the order, a registered investment company may invest up to 25% of its total assets in the T. Rowe Price Reserve Investment Fund. The T. Rowe Price Reserve Investment Fund, like any money market fund, must comply with the requirements of Rule 2a-7 under the 1940 Act. At least 95% of the T. Rowe Price Reserve Investment Fund's assets will be invested in prime money market instruments receiving the highest credit rating. The T. Rowe Price Reserve Investment Fund will not charge an advisory fee and it is anticipated that the fund will have a low expense ratio. While the T. Rowe Price Reserve Investment Fund will attempt to maintain a stable net asset value of $1.00 per share, no assurance can be given that it will do so. The T. Rowe Price Reserve Investment Fund is not insured or guaranteed by the U.S. Government.

EMERGING GROWTH TRUST - NAME CHANGE

      Effective November 2, 1998, the name of the Emerging Growth Trust was changed to Emerging Small Company Trust.

      The investment policies of the Emerging Small Company Trust are also amended to indicate that the Trust will invest at least 65% of its total assets in common stocks or warrants of emerging small companies that represent attractive opportunities for maximum capital appreciation. Emerging small companies are small companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

AXA ROSENBERG INVESTMENT MANAGEMENT LLC - SUCCESSOR TO ROSENBERG INSTITUTIONAL EQUITY MANAGEMENT

      On January 1, 1999, AXA Rosenberg Investment Management LLC ("New RIEM") succeeded to the business and affairs of Rosenberg Institutional Equity Management, L.P. ("Old RIEM"), the former subadviser to the Small Company Value portfolio (the "Portfolio") of Manufacturers Investment Trust (the "Trust") (the "Transaction").

      As a result of the Transaction, New RIEM has entered into a new subadvisory agreement with Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), the adviser to the Trust. The Board of Trustees of the Trust approved the new subadvisory agreement at a meeting held on December 17, 1998. Pursuant to an order the Trust has received from the Securities and Exchange Commission, shareholder approval of the new subadvisory agreement is not required. The Transaction has not resulted in any change in the portfolio managers for the Small Company Value portfolio nor has there been any material change in the investment personnel servicing this portfolio. The Transaction has also not resulted in any change in the rate of advisory or subadvisory fee for the Small Company Value portfolio.

      Ownership of New RIEM

      New RIEM is a Delaware limited liability company which is 100% owned and controlled by AXA Rosenberg Group L.L.C., 4 Orinda Way, Suite 300E, Orinda, CA 94563, a Delaware limited liability company ("AXA Rosenberg").

      AXA Investment Managers S.A., 46, Avenue de la Grande Armee, 75017, Paris, France, a French societe anonyme ("AXA IM") acquired an interest (the "AXA LLC Interest") in AXA Rosenberg that entitles AXA IM to a percentage of the profits earned by AXA Rosenberg for each investment advisory client. AXA IM is wholly owned by AXA UAP, S.A., 9 Place Vendome, 75001, Paris, France, a French societe anonyme.

      Structure of the Transaction

      Old RIEM ceased to exist and was succeeded by New RIEM and the partners of Old RIEM (the "RIEM Partners") contributed all their interest in New RIEM and various related businesses to AXA Rosenberg in exchange for interests in AXA Rosenberg. In addition, AXA IM acquired from the RIEM Partners the AXA LLC Interest in AXA Rosenberg. The RIEM Partners continue to own the remaining economic interest in AXA Rosenberg. On the closing date of the Transaction (the "Closing Date"), the RIEM Partners were paid an aggregate purchase price of $125 million for the AXA LLC Interest. In addition, AXA IM is required to pay the RIEM Partners substantial additional amounts (the "Additional Payments") in year 2000 through 2002 if the earnings of AXA Rosenberg meet or exceed certain thresholds set forth in the agreement for the Transaction. AXA IM also has the option (the "Option") to purchase from the RIEM Partners up to one-half of the interest in AXA Rosenberg that the RIEM Partners own as of the Closing Date. The Option is exercisable between year 2002 and 2008 at an exercise price based on the earnings attributable to the interest being purchased.

      As a condition of the Transaction, AXA IM will cause itself and its wholly owned subsidiaries to use commercially reasonable efforts to direct or work with AXA's affiliates in the AXA Group to facilitate the placing by such affiliates of an average of $2.5 billion of assets under discretionary management by AXA Rosenberg and its subsidiaries during the first five years after the Closing Date. AXA IM will, and will use its best reasonable efforts to cause its affiliates in the AXA Group to, utilize AXA Rosenberg as the exclusive quantitative equity investment management unit within AXA and its wholly-owned subsidiaries. AXA has undertaken to cause AXA IM to perform these obligations.

               THE DATE OF THIS SUPPLEMENT IS JANUARY 4, 1999.